DISCONTINUED OPERATIONS (Schedule of disposal groups including discontinued operations consolidated balance sheets) (Details) - Discontinued Operations, Held-for-sale or Disposed of by Sale [Member] - USD ($)
	Mar. 31, 2026	Mar. 31, 2025
Carrying amounts of the major classes of assets included in discontinued operations:
Prepaid expenses and deposits	$ 0	$ 4,725
Total assets classified as held for sale	$ 0	$ 4,725